UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Allspring Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Multi-Sector Income Fund (ERC)
Semi-Annual Report
April 30, 2026

Notice to Shareholders
• On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the
“Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s
Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the
Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of April 30, 2026, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Multi-Sector Income Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.
Strategy summary
The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment-grade corporate bonds.

Adviser	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Adam Hicks, Christopher Y. Kauffman, CFA, Andrew Reed, CFA, Michael J. Schueller, CFA, Lauren van Biljon, CFA

Average annual total returns (%) as of April 30, 2026[1]

	6 months	1 year	5 year	10 year
Based on market value	1.78	9.32	2.54	6.46
Based on net asset value (NAV)	2.69	10.69	3.86	6.21
Multi-Sector Income Blended Index[2]	1.74	7.31	2.62	4.13
Bloomberg U.S. Universal Bond Index[3]	0.69	4.59	0.54	2.07
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2026, was 2.93% which includes 1.95% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index†, 18% Bloomberg EM
Local Currency Government 10% Country Capped Index††, 7.5% Bloomberg U.S. Credit Bond Index†††, 7.5% Bloomberg U.S. Securitized Index††††, and 7% Bloomberg
Global Treasury ex-U.S. ex CNY Index†††††. Prior to August 1, 2025, the Multi-Sector Income Blended Index was composed of 60% ICE BofA U.S. High Yield Constrained
Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg U.S. Credit Bond Index, 7.5% Bloomberg U.S. Securitized Index, and 7% J.P. Morgan
Global Government Bond Index (ex U.S.). Prior to October 15, 2019, the Multi-Sector Income Blended Index was composed of 60% ICE BofA U.S. Cash Pay High Yield Index,
18% JPMorgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg U.S. Credit Bond Index, 7.5% Bloomberg U.S. Securitized Index, and 7% JPMorgan Global
Government Bond Index (ex U.S.). You cannot invest directly in an index.
†The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns are shown net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2026. ICE Data Indices, LLC. All rights reserved.
††The Bloomberg EM Local Currency Government 10% Country Capped Index is a country-constrained version of the flagship Emerging Markets Local Currency
Government Index, which is designed to provide a broad measure of the performance of local currency emerging markets (EM) debt. You cannot invest directly in an index.
†††The Bloomberg U.S. Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Government/Corporate Bond
Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.
††††The Bloomberg U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-
rate mortgage-backed securities. You cannot invest directly in an index.
†††††The Bloomberg Global Treasury ex-U.S. ex-CNY Index is a specific benchmark that tracks the performance of investment-grade, fixed-rate, local currency government debt issued by countries outside the United States and China. It excludes Chinese (CNY) and U.S. (USD) government bonds but includes sovereign debt from other investment-grade nations in their local currencies. You cannot invest directly in an index.

[3]
The Bloomberg U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S.-dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2026[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Multi-Sector Income Blended Index and Bloomberg U.S. Universal Bond Index. The
chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Multi-Sector Income Fund | 3

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. The Fund is exposed to mortgage- and asset-backed securities risk. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

4 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 1.78% for the 6-month period that ended April 30, 2026. During the same period, the Fund’s return based on its net asset value (NAV) was 2.69%. Based on both its market value return and NAV return, the Fund outperformed the Multi-Sector Income Blended Index for the six-month period that ended April 30, 2026.
U.S. economy slows modestly amid elevated policy uncertainty.
Over the past six months, U.S. economic growth slowed but remained resilient, continuing to grow near its longer-run trend, while inflation remained above the Federal Reserve’s (Fed’s) target. Following three rate cuts totaling 75 basis points (bps; 100 bps equal 1.00%) in the second half of 2025, the Fed held policy rates steady during the period as it evaluated progress on inflation and broader economic conditions. The U.S. labor market showed signs of gradual cooling but remained resilient, supported by solid household balance sheets. Policy uncertainty stayed elevated as trade, fiscal, and regulatory initiatives evolved, while ongoing geopolitical tensions in the Middle East contributed to periodic market volatility and heightened risk sensitivity.
In the six-month period that ended April 30, 2026, the ICE BofA U.S. High Yield Constrained Index returned 2.31%, driven by coupon income. Credit spreads began the period at relatively tight levels, limiting the scope for broad-based compression. CCC-rated bonds underperformed BB- and B-rated credits, largely reflecting weakness in the distressed segment of the CCC cohort, which weighed on overall returns. While default rates remained manageable, pockets of stress persisted among issuers with high leverage, near-term maturities, or weaker free cash flow generation.

Ten largest holdings (%) as of April 30, 2026[1]
Indonesia, 7.00%, 9-15-2030	2.41
Colombia TES, 13.25%, 2-9-2033	1.93
Hungary, 6.75%, 7-23-2031	1.87
Mexico, 7.75%, 5-29-2031	1.69
International Bank for Reconstruction & Development, 9.50%, 2-9-2029	1.52
Colombia TES, 7.75%, 9-18-2030	1.35
Mexico, 7.50%, 5-26-2033	1.30
European Investment Bank, 6.50%, 9-28-2032	1.28
Romania, 5.00%, 2-12-2029	1.24
New Zealand, 4.25%, 5-15-2034	1.24

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The high yield sleeve moved up the credit rating spectrum.
Over the past six months, the high yield sleeve increased its allocation to higher-quality credits by adding exposure to BBB-rated bonds while reducing allocations to lower-rated cohorts. During the period, the sleeve increased exposure to the insurance and banking sectors and reduced exposure to the communications and electric sectors.
High yield sleeve outperformance driven by security selection.
The Fund’s high yield sleeve outperformed the ICE BofA U.S. High Yield Constrained Index in the six-month period that ended April 30, 2026, driven by positive security selection. Enviva Inc. and Multi-Color Corporation were the issuers that added the most to relative performance, while Paramount Global and Sabre Global Corporation* detracted the most from performance. An underweight to capital goods and overweight to utilities were most additive to relative performance while an underweight to energy and an overweight to banking were most detrimental.
Leverage was negative.
The Fund’s use of leverage through bank borrowings had a negative impact on the NAV total return performance during this reporting period. As of April 30, 2026, the Fund had approximately 29.7% in leverage as a percentage of total assets.
Higher-quality high yield credits are expected to weather uncertainty.
While overall issuer fundamentals remain relatively healthy, leverage and coverage metrics have begun to modestly weaken. The outlook for high yield remains constructive, although this is reflected in tight spreads. Fiscal stimulus is expected to support economic growth, offset by higher gasoline prices and a likely pause in further rate cuts. At the same time, accelerating investment in AI-related infrastructure should continue to underpin growth into 2027, despite ongoing geopolitical uncertainty surrounding Iran. Absolute yields remain attractive relative to history, supporting the potential for income-driven returns even amid volatility. We believe disciplined security selection will be essential in navigating this phase of the cycle.
Mortgage/corporate bond securitized allocation contributed to returns.
The mortgage/corporate bond sleeve’s 60% out-of-benchmark allocation to securitized sectors contributed to the Fund’s overall outperformance versus the benchmark over the period. A 34% allocation to commercial mortgage-backed securities (CMBS), primarily mezzanine and subordinate private-label CMBS, was the largest contributor within the sector, as spreads (the difference in yields over Treasuries) tightened 20-30 basis points (bps; 100 bps equal 1.00%).  Allocations of 4% and 12% to the collateralized mortgage obligation (CMO) and collateralized loan obligation (CLO) sectors, respectively, contributed to a lesser degree, with spreads compressing 0-10 bps. The sleeve’s 10% allocation to asset-backed securities (ABS) was roughly neutral to performance. A 6% overweight
*
This security was no longer held at the end of the reporting period.

Allspring Multi-Sector Income Fund | 5

Performance highlights (unaudited)
allocation to corporate bonds detracted slightly because of our overweight to financials. Security selection within corporates also detracted slightly, primarily due to some high yield positions as well as holding Brighthouse Financial, Inc.*
Credit quality as of April 30, 2026[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Overall securitized positioning decreased over the period from 60.3% to 60.1%. The sleeve increased its allocation to ABS by 2.4% to 9.8%, adding whole business and triple net lease ABS. The sleeve also increased its allocation to CLOs by 2.4% to 11.9% with the addition of several commercial real estate CLO issues. Offsetting this, we reduced our positioning in CMBS by 4.9% to 34.4% with the sale of single asset single borrower bonds, which outperformed the benchmark over the period. The sleeve’s overall allocation to credit was roughly unchanged at 37.6%. Corporates were down slightly to 36.3% with a 2.1% reduction in financials largely offset by a 2% increase in industrials. The sleeve maintained a 1.3%
allocation to sovereign bonds.
Effective maturity distribution as of April 30, 2026[1]

0-1 year
8%
1-3 year(s)
25%
3-5 years
37%
5-10 years
27%
10-20 years
2%
20-30 years
1%

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Outlook:  Continued value in parts of the mortgage and corporate bond markets.
We continue to see value in parts of the securitized market, including esoteric ABS, mezzanine private-label CMOs, and select CMBS deals. Although corporate bond valuations remain broadly rich, technicals and fundamentals remain a strong tailwind. We continue to see some value in select financials and utilities.
Overview:  A volatile period for international bonds.
Sovereign bond markets had a volatile six months, with the reporting period starting well but ending in volatility. War in the Middle East prompted a spike in energy prices, and the impact on inflation pushed sovereign bond yields materially higher. This ate into total returns on emerging market bonds, with the picture further complicated by uneven currency returns versus the U.S. dollar (outperformance from Latin America contrasting with losses for Asian/Middle-Eastern currencies).
Allocation to Brazil and Mexico grows, with shift away from India and Indonesia.
There was a modest shift to regional allocations over the reporting period, with 2.4% added exposure to Latin America coming at the expense of Asia. Latin America is well placed to weather a sustained energy price shock given its net energy exporter status, and it offers relatively attractive yields. At the country level, this played out as increased exposure to Brazil and Mexico and reduced exposure to India and Indonesia. Changes to existing country allocations were aimed at keeping income high and overall duration steady.
Latin American currency contributed, while South African and Brazilian bonds detracted.
Currency was the key contributor to relative performance, with Latin American exposure (Brazilian real, Colombian and Mexican pesos) and the
*
This security was no longer held at the end of the reporting period.

6 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
Hungarian forint doing particularly well. In contrast, underperformance from the Indian rupee and Indonesian rupiah meant exposure there was a negative. Emerging market yields ended the reporting period notably higher than they started it in most cases, with higher yields offering only partial relief. South Africa and Brazil underperformed among bond markets and positioning there detracted, while Mexican bonds had modest gains.
Geographic allocation as of April 30, 2026[1]

69%
North America
7%
Europe ex-UK
7%
Latin America
4%
Asia/Pacific ex-Japan
2%
UK
1%
Japan
10%
Other

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook:  Duration of higher energy prices will be a key factor for bonds.
Looking ahead, the duration of the energy price shock will be a key factor for emerging markets into year-end. Yield curves are higher and flatter so far this year, with the rise in yields compensating investors for the war-driven deterioration in economic fundamentals (heightened risk of inflation and slower economic growth). Whether stagflationary fears recede or advance will be central to sovereign bond performance in the quarters to come.

Allspring Multi-Sector Income Fund | 7

Portfolio of investments—April 30, 2026 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.06%
FHLMC	8.50%	7-1-2028	$359	$361
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.95	2-1-2037	17,349	17,885
FHLMC (5 Year Treasury Constant Maturity+2.15%)±	3.94	9-1-2032	80,191	79,324
FHLMC Series 2390 Class FD (30 Day Average U.S. SOFR+0.56%)±	4.20	12-15-2031	1,217	1,216
FHLMC Series 2567 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.15	2-15-2033	11,928	11,894
FNMA	6.00	4-1-2033	27,569	27,509
FNMA Series 2001-25 Class Z	6.00	6-25-2031	9,530	9,753
FNMA Series 2001-35 Class F (30 Day Average U.S. SOFR+0.71%)±	4.38	7-25-2031	824	825
FNMA Series 2001-57 Class F (30 Day Average U.S. SOFR+0.61%)±	4.28	6-25-2031	829	829
FNMA Series 2002-77 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.19	12-18-2032	3,064	3,060
FNMA Series 2002-97 Class FR (30 Day Average U.S. SOFR+0.66%)±	4.33	1-25-2033	1,265	1,265
GNMA	6.50	6-15-2028	1,981	2,014
GNMA Series 2019-H06 Class HIƒ±±	1.78	4-20-2069	468,988	2,562
Total agency securities (Cost $179,873)				158,497
Asset-backed securities: 4.83%
ABFC Trust Series 2003-AHL1 Class A1±±	4.18	3-25-2033	31,853	31,409
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	136,811	125,338
Bayfront IABS VIII Pte. Ltd. Series 8A Class B (U.S. SOFR+1.80%)144A±%%	5.45	7-11-2047	1,000,000	1,000,000
BSPRT Issuer LLC Series 2025-FL12 Class A (U.S. SOFR 1 Month+1.39%)144A±	5.05	1-17-2043	1,000,000	1,001,046
Centex Home Equity Loan Trust Series 2002-A Class AF6	5.54	1-25-2032	1,873	1,869
Golub Capital Partners ABS Funding Ltd. Series 2019-1 Class AR144A	3.10	7-20-2030	991,683	927,312
GS Mortgage-Backed Securities Trust Series 2025-HE2 Class M1 (30 Day Average U.S. SOFR+1.90%)144A±	5.56	12-25-2065	1,000,000	1,006,842
Home Partners of America Trust Series 2021-1 Class D144A	2.48	9-17-2041	845,410	766,846
MF1 Ltd. Series 2022-FL8 Class A (U.S. SOFR 1 Month+1.35%)144A±	5.01	2-19-2037	386,109	386,406
MF1 Ltd. Series 2022-FL8 Class C (U.S. SOFR 1 Month+2.20%)144A±	5.86	2-19-2037	1,000,000	997,389
Mid-State Trust XI Series 11 Class A1	4.86	7-15-2038	12,547	12,547
New Century Home Equity Loan Trust Series 2004-3 Class M1 (U.S. SOFR 1 Month+1.04%)±	4.72	11-25-2034	520,257	520,677
New Economy Assets - Phase 1 Sponsor LLC Series 2021-1 Class B1144A	2.41	10-20-2061	1,000,000	595,000
Retained Vantage Data Centers Issuer LLC Series 2023-1A Class A2A144A	5.00	9-15-2048	900,000	895,620
Starwood LLC Series 2025-FL4 Class A (U.S. SOFR 1 Month+1.45%)144A±	5.11	11-19-2042	1,000,000	1,001,852
The accompanying notes are an integral part of these financial statements.
8 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Starwood LLC Series 2025-SIF5A Class A (U.S. SOFR 3 Month+1.55%)144A±	5.22%	4-15-2037	$1,000,000	$1,001,832
Starwood Ltd. Series 2022-FL3 Class A (30 Day Average U.S. SOFR+1.35%)144A±	4.99	11-15-2038	90,864	90,845
Store Master Funding I-VII XIV XIX XX XXIV Series 2023-1A Class A1144A	6.19	6-20-2053	492,709	493,074
Store Master Funding I-VII Series 2018-1A Class A2144A	4.29	10-20-2048	483,467	478,369
Terwin Mortgage Trust Series 2003-6HE Class A3 (U.S. SOFR 1 Month+1.25%)±	4.93	11-25-2033	82,509	75,559
TRTX Issuer Ltd. Series 2022-FL5 Class A (U.S. SOFR 1 Month+1.65%)144A±	5.32	2-15-2039	363,739	363,781
TRTX Issuer Ltd. Series 2025-FL7 Class A (U.S. SOFR 1 Month+1.45%)144A±	5.11	6-18-2043	1,000,000	1,000,684
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	510,000	517,652
Vital Care Issuer LLC Series 2025-1A Class A2144A	6.74	1-30-2056	39,900	40,020
Total asset-backed securities (Cost $13,712,180)				13,331,969

	Shares
Common stocks: 0.59%
Energy: 0.41%
Oil, gas & consumable fuels: 0.41%
Enviva, Inc. (Acquired 12-06-2024, cost $325,099)†˃	59,579	1,146,896
Health care: 0.18%
Health care providers & services: 0.18%
Modivcare Topco LLC†	87,220	490,612
Total common stocks (Cost $615,306)		1,637,508

			Principal
Corporate bonds and notes: 64.32%
Basic materials: 1.80%
Chemicals: 1.32%
Celanese U.S. Holdings LLC	6.50	4-15-2030	$920,000	941,090
Celanese U.S. Holdings LLC	7.38	7-15-2032	395,000	418,614
Chemours Co.144A	7.88	3-15-2034	430,000	439,726
Chemours Co.144A	8.00	1-15-2033	890,000	917,314
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	930,000	923,127
				3,639,871
Iron/steel: 0.48%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	1,340,000	1,339,165
Communications: 10.00%
Advertising: 0.96%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	1,220,000	1,268,327
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 9

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Advertising(continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63%	3-15-2030	$590,000	$574,079
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	775,000	810,557
				2,652,963
Internet: 1.29%
Arches Buyer, Inc.144A	4.25	6-1-2028	350,000	342,530
Arches Buyer, Inc.144A	6.13	12-1-2028	965,000	938,214
Match Group Holdings II LLC144A	5.63	2-15-2029	791,000	793,313
Match Group Holdings II LLC144A	6.13	9-15-2033	545,000	538,486
Wayfair LLC144A	6.75	11-15-2032	950,000	960,456
				3,572,999
Media: 5.16%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	1,750,000	1,467,822
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	2,550,000	2,378,551
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	900,000	790,342
Charter Communications Operating LLC/Charter Communications Operating Capital	5.05	3-30-2029	675,000	676,793
CSC Holdings LLC144A	3.38	2-15-2031	715,000	415,592
CSC Holdings LLC144A	5.50	4-15-2027	855,000	721,231
CSC Holdings LLC144A	5.75	1-15-2030	425,000	150,902
CSC Holdings LLC144A	11.25	5-15-2028	565,000	459,509
DISH DBS Corp.144A	5.75	12-1-2028	420,000	412,646
DISH Network Corp.144A	11.75	11-15-2027	1,410,000	1,455,543
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	2,136,477	2,167,706
Gray Media, Inc.144A	9.63	7-15-2032	595,000	604,945
News Corp.144A	5.13	2-15-2032	500,000	491,484
Paramount Global	4.20	5-19-2032	550,000	480,643
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	675,000	482,235
Sirius XM Radio LLC144A	4.13	7-1-2030	1,190,000	1,107,282
				14,263,226
Telecommunications: 2.59%
APLD ComputeCo 2 LLC144A	6.75	3-15-2031	495,000	490,077
Black Pearl Compute LLC144A	6.13	2-15-2031	490,000	497,148
Core Scientific Finance I LLC144A%%	7.75	5-15-2031	505,000	503,740
Edged Compute LLC144A	7.50	4-30-2031	510,000	500,062
Level 3 Financing, Inc.144A	3.63	1-15-2029	610,000	579,500
Level 3 Financing, Inc.144A	6.88	6-30-2033	655,000	675,981
Level 3 Financing, Inc.144A	8.50	1-15-2036	720,000	771,128
PR RNO Property Owner 1 LLC144A%%	6.50	5-1-2031	700,000	693,850
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	5.15	3-20-2028	300,000	300,463
SV RNO Property Owner 1 LLC144A	5.88	3-1-2031	595,000	583,783
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	280,000	293,049
The accompanying notes are an integral part of these financial statements.
10 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Telecommunications(continued)
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25%	10-1-2031	$825,000	$872,601
WULF Compute LLC144A	7.75	10-15-2030	365,000	383,613
				7,144,995
Consumer, cyclical: 10.71%
Apparel: 0.47%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	1,191,348	1,310,493
Auto manufacturers: 0.28%
Ford Motor Co.	4.75	1-15-2043	750,000	579,266
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	175,000	179,466
				758,732
Auto parts & equipment: 0.93%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	805,000	823,470
Adient Global Holdings Ltd.144A	8.25	4-15-2031	145,000	151,255
American Axle & Manufacturing, Inc.	5.00	10-1-2029	400,000	388,676
American Axle & Manufacturing, Inc.144A	7.75	10-15-2033	355,000	346,596
ZF North America Capital, Inc.144A	6.88	4-23-2032	490,000	479,496
ZF North America Capital, Inc.144A	7.50	3-24-2031	385,000	385,496
				2,574,989
Distribution/wholesale: 0.07%
RB Global Holdings, Inc.144A	7.75	3-15-2031	175,000	181,699
Entertainment: 2.00%
Churchill Downs, Inc.144A	6.75	5-1-2031	800,000	818,254
Cinemark USA, Inc.144A	7.00	8-1-2032	1,425,000	1,472,695
Discovery Global Holdings, Inc.	4.05	3-15-2029	635,000	618,001
Discovery Global Holdings, Inc.	4.28	3-15-2032	666,000	603,216
Discovery Global Holdings, Inc.	5.05	3-15-2042	515,000	367,468
Six Flags Entertainment Corp.144A	7.25	5-15-2031	200,000	197,201
Six Flags Entertainment Corp./Canada’s Wonderland Co./Millennium Operations LLC144A	8.63	1-15-2032	420,000	426,993
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	1,005,000	1,022,877
				5,526,705
Home builders: 1.27%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88	8-1-2033	880,000	863,441
Century Communities, Inc.144A	6.63	9-15-2033	495,000	492,514
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	690,000	693,199
LGI Homes, Inc.144A	8.75	12-15-2028	675,000	695,039
Taylor Morrison Communities, Inc.144A	5.13	8-1-2030	255,000	253,969
Tri Pointe Homes, Inc.	5.70	6-15-2028	515,000	519,708
				3,517,870
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 11

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Home furnishings: 0.21%
Whirlpool Corp.	6.13%	6-15-2030	$590,000	$578,574
Housewares: 0.63%
Central Garden & Pet Co.	4.13	10-15-2030	375,000	354,158
Newell Brands, Inc.	6.38	5-15-2030	605,000	592,540
Newell Brands, Inc.144A	8.50	6-1-2028	755,000	788,949
				1,735,647
Leisure time: 0.89%
NCL Corp. Ltd.144A	6.25	9-15-2033	1,095,000	1,059,775
NCL Corp. Ltd.144A	6.75	2-1-2032	380,000	378,136
NCL Corp. Ltd.144A	7.75	2-15-2029	275,000	287,079
Viking Cruises Ltd.144A	5.88	10-15-2033	235,000	235,597
Viking Cruises Ltd.144A	7.00	2-15-2029	500,000	501,342
				2,461,929
Lodging: 0.33%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	625,000	634,684
Las Vegas Sands Corp.	6.20	8-15-2034	255,000	262,055
				896,739
Retail: 3.63%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	900,000	928,647
Carvana Co.144A	9.00	6-1-2030	1,375,000	1,430,349
Carvana Co.144A	9.00	6-1-2031	500,000	553,123
FirstCash, Inc.144A	4.63	9-1-2028	250,000	245,796
FirstCash, Inc.144A	6.88	3-1-2032	1,105,000	1,132,493
Lithia Motors, Inc.144A	4.38	1-15-2031	670,000	636,361
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	580,000	580,280
Michaels Cos., Inc.144A	8.50	3-15-2033	505,000	498,713
Michaels Cos., Inc.144A	11.00	3-15-2034	1,050,000	1,013,254
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	830,000	840,457
PetSmart LLC/PetSmart Finance Corp.144A	10.00	9-15-2033	475,000	479,786
QXO Building Products, Inc.144A	6.75	4-30-2032	595,000	606,924
Sally Holdings LLC/Sally Capital, Inc.	6.75	4-1-2032	405,000	417,435
Sonic Automotive, Inc.144A	4.88	11-15-2031	695,000	668,222
				10,031,840
Consumer, non-cyclical: 9.40%
Commercial services: 3.40%
ADT Security Corp.144A	5.88	10-15-2033	340,000	334,950
Allied Universal Holdco LLC144A	7.88	2-15-2031	645,000	676,523
Block, Inc.	6.50	5-15-2032	895,000	912,053
CoreCivic, Inc.	8.25	4-15-2029	955,000	994,868
GEO Group, Inc.	8.63	4-15-2029	425,000	442,179
GEO Group, Inc.	10.25	4-15-2031	845,000	906,899
Global Payments, Inc.	4.88	11-15-2030	500,000	491,415
Herc Holdings, Inc.144A	7.00	6-15-2030	885,000	920,730
The accompanying notes are an integral part of these financial statements.
12 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Commercial services(continued)
Herc Holdings, Inc.144A	7.25%	6-15-2033	$775,000	$811,603
Service Corp. International	5.75	10-15-2032	1,055,000	1,064,302
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	1,200,000	1,139,257
Veritiv Operating Co.144A	10.50	11-30-2030	670,000	706,029
				9,400,808
Food: 0.97%
Industrial F&B Investments III, Inc.144A	7.75	2-11-2033	580,000	586,094
Lamb Weston Holdings, Inc.144A	4.38	1-31-2032	570,000	536,854
Performance Food Group, Inc.144A	6.13	9-15-2032	495,000	501,767
U.S. Foods, Inc.144A	5.75	4-15-2033	1,060,000	1,063,890
				2,688,605
Healthcare-services: 4.70%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	465,000	439,070
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	580,000	575,406
CHS/Community Health Systems, Inc.144A	6.88	4-15-2029	535,000	526,358
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	400,000	429,596
CommonSpirit Health (AG Insured)	3.82	10-1-2049	750,000	549,584
Concentra Health Services, Inc.144A	6.88	7-15-2032	1,105,000	1,145,102
DaVita, Inc.144A	6.88	9-1-2032	1,740,000	1,796,012
HCA, Inc.	5.75	3-1-2035	1,000,000	1,029,512
IQVIA, Inc.144A	6.25	6-1-2032	285,000	290,243
LifePoint Health, Inc.144A	7.00	5-1-2034	290,000	282,769
Molina Healthcare, Inc.144A	6.25	1-15-2033	810,000	809,148
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	103,081	85,468
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	462,601	311,120
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	270,814	252,706
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	665,000	661,222
Radiology Partners, Inc.144A	8.50	7-15-2032	700,000	695,996
Star Parent, Inc.144A	9.00	10-1-2030	1,180,000	1,236,114
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	415,000	413,892
Tenet Healthcare Corp.	6.75	5-15-2031	1,400,000	1,438,592
				12,967,910
Pharmaceuticals: 0.33%
AdaptHealth LLC144A	5.13	3-1-2030	775,000	753,688
CVS Pass-Through Trust	6.04	12-10-2028	145,314	146,330
				900,018
Energy: 6.16%
Energy-alternate sources: 0.00%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	2,845,000	0
Oil & gas: 1.47%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	430,000	449,220
California Resources Corp.144A	7.00	1-15-2034	575,000	586,748
California Resources Corp.144A	8.25	6-15-2029	547,000	570,379
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 13

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil & gas(continued)
Caturus Energy LLC144A	8.50%	2-15-2030	$210,000	$219,570
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	1,075,000	1,062,420
Nabors Industries, Inc.144A	9.13	1-31-2030	700,000	735,159
SM Energy Co.144A	9.63	6-15-2033	400,000	445,712
				4,069,208
Oil & gas services: 0.86%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	710,000	730,559
Bristow Group, Inc.144A	6.75	2-1-2033	810,000	824,247
SESI LLC144A	7.88	9-30-2030	655,000	676,381
USA Compression Partners LP/USA Compression Finance Corp.144A	6.25	10-1-2033	140,000	141,276
				2,372,463
Pipelines: 3.83%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	10-15-2033	410,000	409,189
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	752,643
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	960,000	948,299
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	765,000	813,375
Excelerate Energy LP144A	8.00	5-15-2030	740,000	784,762
Harvest Midstream I LP144A	7.50	9-1-2028	550,000	553,624
Harvest Midstream I LP144A	7.50	5-15-2032	285,000	296,728
Hess Midstream Operations LP144A	5.50	10-15-2030	300,000	300,139
Prairie Acquiror LP144A	9.00	8-1-2029	375,000	391,602
Rockies Express Pipeline LLC144A	6.75	3-15-2033	300,000	312,788
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	1,300,000	1,306,895
Venture Global LNG, Inc.144A	8.38	6-1-2031	650,000	677,712
Venture Global LNG, Inc.144A	9.88	2-1-2032	820,000	879,741
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	1,075,000	1,063,221
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	985,000	1,092,328
				10,583,046
Financial: 14.18%
Banks: 1.62%
Citigroup, Inc. Series HH (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.63	2-15-2031	1,960,000	1,984,023
PNC Financial Services Group, Inc. Series U (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.00	5-15-2027	985,000	985,153
Santander Holdings USA, Inc. (U.S. SOFR+1.88%)±	5.74	3-20-2031	500,000	513,871
Wells Fargo & Co. (5 Year Treasury Constant Maturity+2.77%)ʊ±	6.85	9-15-2029	955,000	993,389
				4,476,436
The accompanying notes are an integral part of these financial statements.
14 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 4.22%
Azorra Finance Ltd.144A	7.25%	1-15-2031	$255,000	$261,205
Encore Capital Group, Inc.144A	9.25	4-1-2029	800,000	836,000
EZCORP, Inc.144A	7.38	4-1-2032	495,000	523,294
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	435,000	437,287
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	525,000	539,338
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	765,000	793,130
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	295,000	308,737
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	625,000	657,657
OneMain Finance Corp.	7.13	9-15-2032	1,005,000	1,019,127
OneMain Finance Corp.	7.88	3-15-2030	955,000	995,574
PRA Group, Inc.144A	5.00	10-1-2029	561,000	532,604
Provident Funding Associates LP/PFG Finance Corp.144A	9.75	9-15-2029	650,000	676,904
Rocket Cos., Inc.144A	6.13	8-1-2030	340,000	345,044
Rocket Cos., Inc.144A	6.50	8-1-2029	200,000	203,738
Rocket Cos., Inc.144A	7.13	2-1-2032	825,000	852,741
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	665,000	599,146
Synchrony Financial	5.15	3-19-2029	750,000	751,846
United Wholesale Mortgage LLC144A	5.50	4-15-2029	1,100,000	1,049,570
United Wholesale Mortgage LLC144A	6.25	3-15-2031	295,000	273,569
				11,656,511
Insurance: 4.41%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer144A	7.38	10-1-2032	2,030,000	1,994,656
AmWINS Group, Inc.144A	6.38	2-15-2029	530,000	536,175
Assurant, Inc.	3.70	2-22-2030	750,000	720,109
Asurion LLC/Asurion Co-Issuer, Inc.144A	8.00	12-31-2032	285,000	297,708
Asurion LLC/Asurion Co-Issuer, Inc.144A	8.38	2-1-2034	790,000	779,420
Athene Holding Ltd.	4.13	1-12-2028	750,000	742,134
Athene Holding Ltd. (5 Year Treasury Constant Maturity+2.58%)±	6.88	6-28-2055	500,000	485,207
Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance144A	7.13	5-15-2031	475,000	480,929
Broadstreet Partners Group LLC144A	5.88	4-15-2029	1,005,000	989,620
Global Atlantic Fin Co. (5 Year Treasury Constant Maturity+3.55%)144A±	7.25	3-1-2056	490,000	482,975
HUB International Ltd.144A	5.63	12-1-2029	415,000	409,788
HUB International Ltd.144A	7.38	1-31-2032	1,000,000	1,024,371
Liberty Mutual Group, Inc.144A	4.57	2-1-2029	750,000	748,086
MetLife, Inc.	6.40	12-15-2036	1,000,000	1,024,382
Prudential Financial, Inc. (U.S. SOFR 3 Month+2.38%)±	4.50	9-15-2047	750,000	734,800
Sammons Financial Group, Inc.144A	4.45	5-12-2027	750,000	746,808
				12,197,168
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 15

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Investment Companies: 0.36%
Golub Capital Private Credit Fund BDC	5.88%	5-1-2030	$500,000	$493,281
HA Sustainable Infrastructure Capital, Inc. (5 Year Treasury Constant Maturity+4.30%)±	8.00	6-1-2056	475,000	504,212
				997,493
REITs: 3.57%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	600,000	636,443
Brandywine Operating Partnership LP	6.13	1-15-2031	345,000	321,087
Brandywine Operating Partnership LP	8.88	4-12-2029	455,000	476,200
Iron Mountain, Inc.144A	4.50	2-15-2031	1,330,000	1,278,097
Iron Mountain, Inc.144A	5.25	7-15-2030	1,455,000	1,439,943
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	1,020,000	1,057,871
Omega Healthcare Investors, Inc.	4.50	4-1-2027	600,000	599,769
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	635,000	648,292
Piedmont Operating Partnership LP	2.75	4-1-2032	350,000	297,781
RHP Hotel Properties LP/RHP Finance Corp.144A	5.75	3-15-2034	725,000	720,656
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	695,000	715,859
Starwood Property Trust, Inc.144A	6.50	7-1-2030	850,000	870,864
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	270,000	260,888
Vornado Realty LP	5.75	2-1-2033	530,000	530,899
				9,854,649
Industrial: 5.27%
Aerospace/defense: 0.76%
TransDigm, Inc.144A	6.63	3-1-2032	2,035,000	2,091,355
Building materials: 0.81%
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	1,030,000	1,054,492
Quikrete Holdings, Inc.144A	6.38	3-1-2032	245,000	248,866
Quikrete Holdings, Inc.144A	6.75	3-1-2033	535,000	542,525
Standard Building Solutions, Inc.144A	6.25	8-1-2033	410,000	409,737
				2,255,620
Electrical components & equipment: 0.66%
Energizer Holdings, Inc.144A	4.38	3-31-2029	800,000	769,577
WESCO Distribution, Inc.144A	6.63	3-15-2032	1,015,000	1,051,200
				1,820,777
Electronics: 0.33%
Keysight Technologies, Inc.	4.60	4-6-2027	600,000	601,090
Sensata Technologies, Inc.144A	6.63	7-15-2032	300,000	309,534
				910,624
Engineering & construction: 0.18%
Jacobs Solutions, Inc.	4.75	3-3-2031	500,000	494,817
The accompanying notes are an integral part of these financial statements.
16 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Environmental control: 0.23%
Clean Harbors, Inc.144A	6.38%	2-1-2031	$615,000	$625,909
Machinery-diversified: 0.38%
Chart Industries, Inc.144A	7.50	1-1-2030	300,000	311,439
Chart Industries, Inc.144A	9.50	1-1-2031	510,000	536,074
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	200,000	200,050
				1,047,563
Packaging & containers: 0.87%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	745,000	697,256
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	930,000	843,813
Sword Purchaser LLC144A	8.25	4-15-2033	850,000	869,685
				2,410,754
Transportation: 0.29%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	780,000	798,325
Trucking & leasing: 0.76%
FTAI Aviation Investors LLC144A	5.50	5-1-2028	700,000	699,711
FTAI Aviation Investors LLC144A	7.00	5-1-2031	1,000,000	1,034,922
FTAI Aviation Investors LLC144A	7.00	6-15-2032	365,000	376,767
				2,111,400
Technology: 4.28%
Computers: 0.28%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	740,000	777,344
Office/business equipment: 0.29%
Zebra Technologies Corp.144A	6.50	6-1-2032	775,000	790,076
Semiconductors: 0.63%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.50	1-15-2028	750,000	741,452
Entegris, Inc.144A	4.75	4-15-2029	500,000	496,130
Entegris, Inc.144A	5.95	6-15-2030	510,000	516,273
				1,753,855
Software: 3.08%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	1,530,000	1,458,315
Cloud Software Group, Inc.144A	8.25	6-30-2032	1,035,000	983,289
Cloud Software Group, Inc.144A	9.00	9-30-2029	910,000	893,516
CoreWeave, Inc.144A	9.00	2-1-2031	860,000	854,547
CoreWeave, Inc.144A	9.75	10-1-2031	365,000	367,114
Ellucian Holdings, Inc.144A	6.50	12-1-2029	380,000	373,758
Oak-Eagle AcquireCo, Inc.144A	7.25	7-1-2033	395,000	407,014
Oak-Eagle AcquireCo, Inc.144A	8.75	7-1-2034	425,000	442,266
Oracle Corp.	5.70	2-4-2036	1,000,000	960,348
Rocket Software, Inc.144A	6.50	2-15-2029	205,000	183,045
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 17

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal		Value
Software(continued)
Rocket Software, Inc.144A	9.00%	11-28-2028		$725,000	$721,412
SS&C Technologies, Inc.144A	6.50	6-1-2032		850,000	860,058
					8,504,682
Utilities: 2.52%
Electric: 2.52%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055		425,000	414,608
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055		560,000	570,489
Duke Energy Corp. (5 Year Treasury Constant Maturity+2.59%)±	6.45	9-1-2054		930,000	971,618
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053		670,000	687,375
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054		945,000	978,360
PacifiCorp (5 Year Treasury Constant Maturity+3.29%)±	7.13	8-15-2056		800,000	797,390
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055		850,000	874,274
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052		510,000	502,614
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026		505,000	506,475
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029		600,000	644,998
					6,948,201
Total corporate bonds and notes (Cost $175,069,084)					177,694,053
Foreign corporate bonds and notes: 11.96%
Financial: 0.37%
Banks: 0.37%
Kreditanstalt fuer Wiederaufbau	5.80	1-19-2028	ZAR	17,500,000	1,014,015
Government securities: 11.59%
Multi-national: 11.59%
Asian Infrastructure Investment Bank	6.00	12-8-2031	INR	185,000,000	1,798,665
Asian Infrastructure Investment Bank	7.20	7-2-2031	INR	175,000,000	1,788,650
European Bank for Reconstruction & Development	6.30	10-26-2027	INR	185,000,000	1,904,901
European Investment Bank	6.50	9-28-2032	ZAR	63,500,000	3,546,452
European Investment Bank	7.25	1-23-2030	ZAR	45,500,000	2,700,067
Inter-American Development Bank	7.00	4-17-2033	INR	213,000,000	2,155,611
Inter-American Development Bank	7.35	10-6-2030	INR	176,000,000	1,836,944
International Bank for Reconstruction & Development	5.75	1-14-2028	BRL	15,000,000	2,711,590
International Bank for Reconstruction & Development	9.50	2-9-2029	BRL	22,000,000	4,216,245
International Finance Corp.	8.25	8-25-2034	ZAR	48,000,000	2,892,162
International Finance Corp.	9.00	1-22-2036	ZAR	16,000,000	996,140
International Finance Corp.	10.00	2-3-2027	BRL	7,800,000	1,536,918
International Finance Corp.	10.75	2-15-2028	BRL	8,000,000	1,567,446
International Finance Corp.	11.50	1-16-2030	BRL	12,000,000	2,376,776
					32,028,567
Total foreign corporate bonds and notes (Cost $33,770,342)					33,042,582
The accompanying notes are an integral part of these financial statements.
18 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal		Value
Foreign government bonds: 19.22%
Colombia: 4.05%
Colombia TES	6.00%	4-28-2028	COP	9,000,000,000	$2,142,889
Colombia TES	7.75	9-18-2030	COP	17,000,000,000	3,726,835
Colombia TES	13.25	2-9-2033	COP	20,100,000,000	5,324,788
					11,194,512
Hungary: 1.87%
Hungary	6.75	7-23-2031	HUF	1,550,000,000	5,174,301
Indonesia: 3.03%
Indonesia	6.63	2-15-2034	IDR	30,000,000,000	1,698,309
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	6,668,739
					8,367,048
Mexico: 4.78%
Mexico	7.50	5-26-2033	MXN	68,500,000	3,604,892
Mexico	7.75	5-29-2031	MXN	85,000,000	4,669,806
Mexico	8.00	7-31-2053	MXN	33,500,000	1,598,089
Mexico	8.50	5-31-2029	MXN	58,000,000	3,337,859
					13,210,646
New Zealand: 1.24%
New Zealand	4.25	5-15-2034	NZD	5,900,000	3,409,095
Romania: 3.67%
Romania	5.00	2-12-2029	RON	15,800,000	3,419,350
Romania	7.20	10-30-2033	RON	14,850,000	3,334,311
Romania	7.35	4-28-2031	RON	14,750,000	3,369,724
					10,123,385
United Kingdom: 0.58%
U.K. Gilts	3.75	10-22-2053	GBP	1,625,000	1,612,420
Total foreign government bonds (Cost $53,750,865)					53,091,407
Loans: 17.47%
Basic materials: 0.36%
Chemicals: 0.36%
Chemours Co. (U.S. SOFR 1 Month+3.50%)±	7.15	10-15-2032		$997,500	993,759
Communications: 1.58%
Advertising: 0.36%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 1 Month+4.00%)±	7.77	8-23-2028		1,000,000	1,002,290
Internet: 0.49%
Arches Buyer, Inc. (U.S. SOFR 1 Month+3.25%)±	7.00	12-6-2027		1,358,732	1,356,354
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 19

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media: 0.50%
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.18%	8-2-2029	$841,673	$843,121
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	9.53	6-30-2028	296,095	297,268
Gray Television, Inc. (U.S. SOFR 1 Month+3.00%)±	6.78	12-1-2028	250,000	250,650
				1,391,039
Telecommunications: 0.23%
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.15	9-27-2029	625,215	626,503
Consumer, cyclical: 2.83%
Airlines: 0.24%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	7.44	4-1-2031	665,179	658,647
Auto parts & equipment: 0.44%
American Axle & Manufacturing, Inc. (U.S. SOFR 3 Month+3.25%)‡±	7.01	2-3-2033	1,222,650	1,221,122
Entertainment: 0.71%
Cinemark USA, Inc. (U.S. SOFR 3 Month+2.25%)±	5.95	5-24-2030	659,820	662,057
Crown Finance U.S., Inc. (U.S. SOFR 1 Month+4.50%)±	8.16	12-2-2031	1,318,362	1,316,530
				1,978,587
Housewares: 0.43%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.40	10-30-2029	1,184,101	1,179,660
Retail: 1.01%
Michaels Cos., Inc. (U.S. SOFR 3 Month+5.00%)±	8.67	3-15-2033	500,000	494,270
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+4.25%)±	7.95	2-3-2031	690,000	684,652
PetSmart, Inc. (U.S. SOFR 1 Month+4.00%)±	7.65	8-18-2032	500,000	501,565
Tory Burch LLC (U.S. SOFR 1 Month+4.00%)±	7.65	4-30-2031	250,000	247,813
Victra Holdings LLC (U.S. SOFR 3 Month+3.75%)‡±	7.45	3-29-2029	863,782	857,303
				2,785,603
Consumer, non-cyclical: 3.59%
Commercial services: 0.80%
Allied Universal Holdco LLC (U.S. SOFR 1 Month+3.25%)±	6.90	8-20-2032	995,000	997,418
Avis Budget Car Rental LLC (U.S. SOFR 1 Month+2.50%)±	6.15	7-16-2032	496,250	492,320
Veritiv Corp. (U.S. SOFR 3 Month+4.00%)±	7.70	12-2-2030	744,959	719,697
				2,209,435
Cosmetics/Personal Care: 0.36%
Opal Bidco SAS (U.S. SOFR 3 Month+3.00%)±	6.70	4-28-2032	995,000	998,731
Food: 0.25%
Froneri Lux Finco Sarl (U.S. SOFR 6 Month+2.25%)±	5.88	9-30-2032	199,500	197,962
TreeHouse Foods, Inc. (U.S. SOFR 1 Month+4.25%)±	7.90	2-11-2033	500,000	503,595
				701,557
The accompanying notes are an integral part of these financial statements.
20 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Healthcare-products: 0.38%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+3.75%)±	7.40%	1-15-2031	$837,650	$841,578
Medline Borrower LP (U.S. SOFR 1 Month+1.75%)±	5.40	10-23-2028	196,848	197,500
				1,039,078
Healthcare-services: 1.27%
Modivcare Buyer LLC (U.S. SOFR 3 Month+5.00%)±	8.70	12-30-2032	649,385	574,705
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.41	12-31-2030	643,872	642,585
Radiology Partners, Inc. (U.S. SOFR 3 Month+4.50%)±	8.20	6-30-2032	995,000	978,214
Star Parent, Inc. (U.S. SOFR 3 Month+4.00%)±	7.70	9-27-2030	1,298,500	1,298,591
				3,494,095
Pharmaceuticals: 0.53%
Endo Luxembourg Finance Co. I Sarl (U.S. SOFR 1 Month+3.75%)±	7.40	4-23-2031	1,477,500	1,460,140
Energy: 1.09%
Pipelines: 1.09%
AL NGPL Holdings LLC (U.S. SOFR 3 Month+2.00%)±	5.68	12-9-2030	1,159,054	1,157,246
Crescent Midstream Intermediate Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.42	2-18-2033	625,000	627,606
NorthRiver Midstream Finance LP (U.S. SOFR 3 Month+2.25%)±	5.94	8-16-2030	99,207	99,289
Prairie Acquiror LP (U.S. SOFR 1 Month+3.25%)±	6.90	8-1-2029	1,126,635	1,130,860
				3,015,001
Financial: 3.47%
Diversified financial services: 1.21%
Azorra Soar TLB Finance Ltd. (U.S. SOFR 3 Month+2.50%)‡±	6.17	10-18-2029	1,984,913	1,992,356
Jane Street Group LLC (U.S. SOFR 3 Month+2.00%)±	5.67	12-15-2031	344,092	343,448
Orion Advisor Solutions, Inc. (U.S. SOFR 3 Month+2.75%)±	6.41	9-24-2030	997,500	995,635
				3,331,439
Insurance: 1.85%
Alliant Holdings Intermediate LLC (U.S. SOFR 1 Month+2.50%)±	6.15	9-19-2031	623,430	622,195
Asurion LLC (U.S. SOFR 1 Month+4.25%)±	7.90	9-19-2030	1,717,713	1,717,714
Baldwin Insurance Group Holdings LLC (U.S. SOFR 1 Month+2.50%)±	6.15	5-26-2031	746,869	739,400
Broadstreet Partners Group LLC (U.S. SOFR 1 Month+2.50%)±	6.15	6-13-2031	865,928	859,936
HUB International Ltd. (U.S. SOFR 3 Month+2.25%)±	5.92	6-20-2030	911,241	913,328
Truist Insurance Holdings LLC (U.S. SOFR 3 Month+4.75%)±	8.45	5-6-2032	276,316	272,862
				5,125,435
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 21

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
REITs: 0.41%
Blackstone Mortgage Trust, Inc. (U.S. SOFR 1 Month+2.50%)±	6.15%	12-10-2030	$238,317	$238,019
Starwood Property Trust, Inc. (U.S. SOFR 1 Month+1.75%)±	5.40	11-18-2027	904,909	903,072
				1,141,091
Industrial: 2.41%
Aerospace/defense: 0.54%
Karman Holdings, Inc. (U.S. SOFR 3 Month+2.75%)±	6.46	4-1-2032	498,750	500,411
TransDigm, Inc. (U.S. SOFR 1 Month+2.25%)±	5.90	3-22-2030	992,487	993,807
				1,494,218
Building materials: 0.13%
Quikrete Holdings, Inc. (U.S. SOFR 1 Month+2.25%)±	5.90	2-10-2032	351,450	351,583
Environmental control: 0.21%
MIP V Waste Holdings LLC (U.S. SOFR 3 Month+2.75%)‡±	6.41	8-20-2032	577,110	579,274
Machinery-diversified: 0.30%
TK Elevator U.S. Newco, Inc. (U.S. SOFR 6 Month+2.75%)±	6.38	4-30-2030	834,249	840,973
Packaging & containers: 1.23%
Clydesdale Acquisition Holdings, Inc. (U.S. SOFR 1 Month+3.18%)±	6.83	4-13-2029	1,345,474	1,280,488
Graham Packaging Co., Inc. (U.S. SOFR 1 Month+2.25%)±	5.90	1-26-2033	1,000,000	998,000
Mauser Packaging Solutions Holding Co. (U.S. SOFR 3 Month+3.50%)±	7.16	4-15-2030	635,000	622,960
Owens-Illinois, Inc. (U.S. SOFR 1 Month+3.00%)±	6.65	9-30-2032	498,750	491,269
				3,392,717
Technology: 2.14%
Computers: 0.21%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	6.65	3-1-2029	664,575	583,995
Software: 1.93%
Applied Systems, Inc. (U.S. SOFR 3 Month+2.25%)±	5.95	2-24-2031	623,430	614,646
AthenaHealth Group, Inc. (U.S. SOFR 1 Month+2.75%)±	6.40	2-15-2029	1,041,738	1,037,092
Cloud Software Group, Inc. (U.S. SOFR 3 Month+3.25%)±	6.95	3-21-2031	339,420	313,593
Cloud Software Group, Inc. (U.S. SOFR 3 Month+3.25%)±	6.95	8-13-2032	760,540	702,671
Ellucian Holdings, Inc. (U.S. SOFR 1 Month+4.75%)±	8.40	11-22-2032	750,000	726,878
Genesys Cloud Services, Inc. (U.S. SOFR 1 Month+2.50%)±	6.15	1-30-2032	767,178	740,902
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.40	11-28-2028	1,246,031	1,186,745
				5,322,527
Total loans (Cost $48,526,637)				48,274,853
Non-agency mortgage-backed securities: 7.68%
1345 Trust Series 2025-AOA Class A (U.S. SOFR 1 Month+1.60%)144A±	5.25	6-15-2042	1,200,000	1,200,000
The accompanying notes are an integral part of these financial statements.
22 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
Banc of America Funding Trust Series 2005-5 Class 1A1	5.50%	9-25-2035	$32,753	$33,457
Banc of America Funding Trust Series 2005-D Class A1±±	5.24	5-25-2035	60,053	57,696
Banc of America Mortgage Trust Series 2003-C Class 1A1±±	6.87	4-25-2033	168,850	101,540
Bank Series 2017-BNK6 Class D144A	3.10	7-15-2060	1,000,000	842,054
BX Trust Series 2019-OC11 Class D144A±±	4.08	12-9-2041	700,000	663,413
BX Trust Series 2022-CLS Class C144A	6.79	10-13-2027	750,000	734,832
BX Trust Series 2024-BIO Class A (U.S. SOFR 1 Month+1.64%)144A±	5.30	2-15-2041	1,000,000	998,750
BX Trust Series 2024-BIO Class C (U.S. SOFR 1 Month+2.64%)144A±	6.29	2-15-2041	449,000	446,194
BX Trust Series 2025-VLT6 Class B (U.S. SOFR 1 Month+1.89%)144A±	5.55	3-15-2042	1,000,000	992,500
CHL Mortgage Pass-Through Trust Series 2003-48 Class 2A2±±	6.26	10-25-2033	14,622	13,517
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-AR25 Class 1A1±±	3.57	9-25-2032	116,018	104,866
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15 Class 3A1±±	6.56	6-25-2033	6,807	6,971
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR9 Class 2A2±±	5.65	3-25-2033	4,852	4,829
CSMC Trust Series 2014-USA Class A1144A	3.30	9-15-2037	1,000,285	931,379
CSMC Trust Series 2014-USA Class D144A	4.37	9-15-2037	750,000	624,889
Global Mortgage Securitization Ltd. Series 2004-A Class A2 (U.S. SOFR 1 Month+0.43%)144A±	4.11	11-25-2032	3,971	3,954
GS Mortgage Securities Corp. Trust Series 2020-DUNE Class D (U.S. SOFR 1 Month+2.16%)144A±	5.82	12-15-2036	815,545	791,752
GS Mortgage Securities Trust Series 2019-GSA1 Class C±±	3.93	11-10-2052	1,000,000	884,406
Hawaii Hotel Trust Series 2025-MAUI Class B (U.S. SOFR 1 Month+1.74%)144A±	5.40	3-15-2042	469,000	469,293
Hudson’s Bay Simon JV Trust Series 2015-HB10 Class A10144A	4.15	8-5-2034	1,000,000	957,914
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB Class A144A	3.40	6-5-2039	1,000,000	945,172
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3±±	5.33	7-25-2034	1,535	1,521
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2±±	5.88	6-25-2035	39,514	39,604
MASTR Adjustable Rate Mortgages Trust Series 2003-6 Class 4A2±±	4.35	1-25-2034	1,419	1,392
MASTR Adjustable Rate Mortgages Trust Series 2004-13 Class 3A7±±	5.60	11-21-2034	2,038	2,031
MCR Mortgage Trust Series 2024-HF1 Class A (U.S. SOFR 1 Month+1.79%)144A±	5.45	12-15-2041	902,403	903,531
Merrill Lynch Mortgage Investors Trust Series 2003-G Class A2 (U.S. SOFR 6 Month+1.11%)±	4.88	1-25-2029	5,103	4,986
MFA Trust Series 2022-NQM1 Class M1144A±±	4.30	12-25-2066	1,000,000	899,024
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032	1,000,000	940,359
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 23

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
Morgan Stanley Capital I Trust Series 2021-230P Class A (U.S. SOFR 1 Month+1.28%)144A±	4.94%	12-15-2038	$1,000,000	$968,750
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A±±	6.28	9-25-2034	6,117	5,995
One New York Plaza Trust Series 2020-1NYP Class A (U.S. SOFR 1 Month+1.06%)144A±	4.72	1-15-2036	943,909	917,361
SDAL Trust Series 2025-DAL Class A (U.S. SOFR 1 Month+2.44%)144A±	6.10	4-15-2042	791,000	791,000
SDAL Trust Series 2025-DAL Class B (U.S. SOFR 1 Month+2.94%)144A±	6.60	4-15-2042	1,000,000	1,000,000
Sequoia Mortgage Trust Series 2003-1 Class 1A (U.S. SOFR 1 Month+0.87%)±	4.54	4-20-2033	1,526	1,429
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class D144A±±	4.53	1-5-2043	1,000,000	714,870
SPGN Trust Series 2026-TFLM Class C (U.S. SOFR 1 Month+1.80%)144A±	5.45	2-15-2041	500,000	498,130
SREIT Trust Series 2021-PALM Class B (U.S. SOFR 1 Month+0.92%)144A±	4.58	10-15-2034	1,000,000	999,687
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A±±	3.59	3-25-2034	7,817	6,950
SWCH Commercial Mortgage Trust Series 2025-DATA Class C (U.S. SOFR 1 Month+2.09%)144A±	5.75	2-15-2042	500,000	494,375
Vendee Mortgage Trust Series 2003-2ƒ±±	0.38	5-15-2033	628,182	5,431
Verus Securitization Trust Series 2021-1 Class A2144A±±	1.05	1-25-2066	203,860	186,540
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	37,308	38,890
Total non-agency mortgage-backed securities (Cost $22,300,062)				21,231,234
Yankee corporate bonds and notes: 13.52%
Communications: 2.96%
Internet: 0.80%
Prosus NV144A	4.19	1-19-2032	1,000,000	958,975
Rakuten Group, Inc.144A	9.75	4-15-2029	1,155,000	1,267,048
				2,226,023
Media: 0.97%
Videotron Ltd.144A	5.70	1-15-2035	550,000	553,394
Virgin Media Finance PLC144A	5.00	7-15-2030	430,000	362,458
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	1,190,000	1,053,279
VZ Secured Financing BV144A	5.00	1-15-2032	800,000	701,018
				2,670,149
Telecommunications: 1.19%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	1,450,000	1,495,835
Telecom Italia Capital SA	7.20	7-18-2036	700,000	764,086
The accompanying notes are an integral part of these financial statements.
24 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Telecommunications(continued)
TELUS Corp. (5 Year Treasury Constant Maturity+2.52%)±	6.63%	6-9-2056	$185,000	$183,982
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	825,000	834,216
				3,278,119
Consumer, cyclical: 1.95%
Airlines: 0.80%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	625,000	632,005
Latam Airlines Group SA144A	7.63	1-7-2031	470,000	477,050
Latam Airlines Group SA144A	7.88	4-15-2030	615,000	627,300
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	6.38	2-1-2030	510,000	477,597
				2,213,952
Auto manufacturers: 0.25%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	665,000	701,623
Entertainment: 0.21%
Banijay Entertainment SASU144A	8.13	5-1-2029	550,000	567,694
Leisure time: 0.69%
Carnival Corp.144A	5.75	8-1-2032	925,000	929,651
Carnival Corp.144A	6.13	2-15-2033	725,000	735,628
Royal Caribbean Cruises Ltd.144A	5.63	9-30-2031	230,000	233,164
				1,898,443
Consumer, non-cyclical: 2.43%
Cosmetics/Personal Care: 0.75%
Opal Bidco SAS144A	6.50	3-31-2032	870,000	885,731
Perrigo Finance Unlimited Co.	6.13	9-30-2032	1,255,000	1,180,915
				2,066,646
Food: 0.39%
Froneri Lux Finco Sarl144A	6.00	8-1-2032	1,080,000	1,068,153
Healthcare-products: 0.29%
Bausch & Lomb Corp.144A	8.38	10-1-2028	790,000	815,675
Pharmaceuticals: 1.00%
1261229 BC Ltd.144A	10.00	4-15-2032	1,430,000	1,476,873
Bausch Health Cos., Inc.144A	6.25	2-15-2029	360,000	264,825
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	900,000	1,015,145
				2,756,843
Energy: 0.62%
Oil & gas: 0.21%
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	290,244	303,217
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	274,000	287,324
				590,541
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 25

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pipelines: 0.41%
Enbridge, Inc. (5 Year Treasury Constant Maturity+3.71%)±	7.38%	1-15-2083	$1,110,000	$1,137,131
Financial: 3.28%
Banks: 1.72%
Banco del Estado de Chile (5 Year Treasury Constant Maturity+3.23%)144Aʊ±	7.95	5-2-2029	530,000	562,065
BNP Paribas SA (5 Year Treasury Constant Maturity+2.85%)144Aʊ±	6.88	12-15-2033	665,000	660,494
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	760,000	813,273
NatWest Group PLC (5 Year Treasury Constant Maturity+2.35%)±	3.03	11-28-2035	1,000,000	914,299
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	495,000	494,839
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+3.24%)144Aʊ±	6.63	1-8-2031	1,000,000	1,006,960
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	290,000	309,359
				4,761,289
Diversified financial services: 1.06%
GGAM Finance Ltd.144A	5.88	3-15-2030	1,065,000	1,072,849
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	960,000	973,738
goeasy Ltd.144A	7.63	7-1-2029	965,000	864,803
				2,911,390
Insurance: 0.50%
Fairfax Financial Holdings Ltd.	4.85	4-17-2028	750,000	754,214
Sompo International Holdings Ltd.	7.00	7-15-2034	575,000	636,337
				1,390,551
Industrial: 1.09%
Electronics: 0.32%
Sensata Technologies BV144A	5.88	9-1-2030	875,000	881,656
Engineering & construction: 0.19%
CIMIC Finance USA Pty. Ltd.144A	7.00	3-25-2034	500,000	532,221
Packaging & containers: 0.58%
Ardagh Group SA (PIK at 6.50%)144A¥	12.00	12-1-2030	330,000	296,142
Trivium Packaging Finance BV144A	8.25	7-15-2030	543,000	566,180
Trivium Packaging Finance BV144A	12.25	1-15-2031	675,000	735,939
				1,598,261
Technology: 0.67%
Computers: 0.48%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	1,275,000	1,335,535
The accompanying notes are an integral part of these financial statements.
26 | Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Semiconductors: 0.19%
Kioxia Holdings Corp.144A	6.63%	7-24-2033	$485,000	$507,000
Utilities: 0.52%
Electric: 0.38%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	1,075,000	1,061,377
Water: 0.14%
Veolia Environnement SA	6.75	6-1-2038	350,000	371,845
Total yankee corporate bonds and notes (Cost $37,474,459)				37,342,117
Yankee government bonds: 0.27%
Trinidad and Tobago: 0.27%
Trinidad & Tobago144A	4.50	8-4-2026	750,000	748,733
Total yankee government bonds (Cost $749,782)				748,733

		Yield	Shares
Short-term investments: 2.67%
Investment companies: 2.67%
Allspring Government Money Market Fund Select Class♠∞##		3.60	7,367,768	7,367,768
Total short-term investments (Cost $7,367,768)				7,367,768
Total investments in securities (Cost $393,516,358)	142.59%			393,920,721
Other assets and liabilities, net	(42.59)			(117,651,751)
Total net assets	100.00%			$276,268,970

±	Variable rate investment. The rate shown is the rate in effect at period end.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
†	Non-income-earning security
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $1,146,896 (original cost of $325,099), representing 0.42% of its net assets as of period end.

¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 27

Portfolio of investments—April 30, 2026 (unaudited)

Abbreviations:
AG	Assured Guaranty Incorporation
BDC	Business Development Company
BRL	Brazilian real
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
MXN	Mexican peso
NZD	New Zealand dollar
REIT	Real estate investment trust
RON	Romanian lei
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,517,873	$54,872,647	$(57,022,752)	$0	$0	$7,367,768	7,367,768	$186,736
The accompanying notes are an integral part of these financial statements.
28 | Allspring Multi-Sector Income Fund

Statement of assets and liabilities—April 30, 2026 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $386,148,590)	$386,552,953
Investments in affiliated securities, at value (cost $7,367,768)	7,367,768
Cash	1,751
Foreign currency, at value (cost $142,463)	141,108
Receivable for interest	6,355,034
Receivable for investments sold	257,525
Principal paydown receivable	1,196
Prepaid expenses and other assets	27,176
Total assets	400,704,511
Liabilities
Secured borrowing payable	119,000,000
Payable for investments purchased	2,815,996
Dividends payable	2,038,124
Advisory fee payable	179,046
Administration fee payable	16,277
Contingent tax liability	1,891
Accrued expenses and other liabilities	384,207
Total liabilities	124,435,541
Total net assets	$276,268,970
Net assets consist of
Paid-in capital	$361,011,122
Total distributable loss	(84,742,152)
Total net assets	$276,268,970
Net asset value per share
Based on $276,268,970 divided by 28,053,801 shares issued and outstanding (100,000,000 shares authorized)	$9.85
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 29

Statement of operations—six months ended April 30, 2026 (unaudited)
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $51,972)	$13,730,171
Income from affiliated securities	186,736
Dividends	967
Total investment income	13,917,874
Expenses
Advisory fee	1,075,585
Administration fee	97,780
Custody and accounting fees	28,617
Professional fees	65,321
Registration fees	1,740
Shareholder report expenses	37,514
Trustees’ fees and expenses	6,566
Transfer agent fees	14,576
Interest expense	2,672,889
Other fees and expenses	13,947
Total expenses	4,014,535
Net investment income	9,903,339
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(660,368)
Foreign currency and foreign currency translations	171,163
Net realized losses on investments	(489,205)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gains tax of $69,589)	(2,836,214)
Foreign currency and foreign currency translations	(59,792)
Net change in unrealized gains (losses) on investments	(2,896,006)
Net realized and unrealized gains (losses) on investments	(3,385,211)
Net increase in net assets resulting from operations	$6,518,128
The accompanying notes are an integral part of these financial statements.
30 | Allspring Multi-Sector Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended April 30, 2026 (unaudited)	Year ended October 31, 2025
Operations
Net investment income	$9,903,339	$19,955,393
Net realized losses on investments	(489,205)	(2,725,736)
Net change in unrealized gains (losses) on investments	(2,896,006)	9,851,479
Net increase in net assets resulting from operations	6,518,128	27,081,136
Distributions to shareholders from
Net investment income and net realized gains	(12,184,046)	(20,361,218)
Tax basis return of capital	0	(3,868,008)
Total distributions to shareholders	(12,184,046)	(24,229,226)
Total increase (decrease) in net assets	(5,665,918)	2,851,910
Net assets
Beginning of period	281,934,888	279,082,978
End of period	$276,268,970	$281,934,888
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 31

Statement of cash flows—six months ended April 30, 2026 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$6,518,128
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(82,990,499)
Proceeds from the sales of long-term securities	84,033,843
Amortization, net	(476,444)
Purchases and sales of short-term securities, net	2,143,898
Decrease in receivable for investments sold	872,598
Decrease in principal paydown receivable	46,097
Decrease in receivable for interest	425,786
Increase in prepaid expenses and other assets	(14,108)
Decrease in payable for investments purchased	(1,610,313)
Decrease in trustees’ fees and expenses payable	(298)
Decrease in advisory fee payable	(20,611)
Decrease in administration fee payable	(1,874)
Decrease in accrued expenses and other liabilities	(482,998)
Proceeds from foreign currency transactions	111,371
Net realized losses on unaffiliated securities	660,368
Net realized gains on foreign currency and foreign currency translations	(171,163)
Net change in unrealized (gains) losses on unaffiliated securities	2,836,214
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	59,792
Net cash provided by operating activities	11,939,787
Cash flows from financing activities
Cash distributions paid	(12,172,255)
Net cash used in financing activities	(12,172,255)
Net decrease in cash	(232,468)
Cash (including foreign currency)
Beginning of period	375,327
End of period*	$142,859
Supplemental cash disclosure
Cash paid for interest	$3,180,242

*	The ending balance is composed of Foreign currency, at value of $141,108 and Cash of $1,751 on the Statement of assets and liabilities.
The accompanying notes are an integral part of these financial statements.
32 | Allspring Multi-Sector Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Period ended April 30, 2026 (unaudited)	Year ended October 31
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$10.05	$9.95	$9.38	$9.47	$12.57	$12.14
Net investment income	0.35 [1]	0.71 [1]	0.73 [1]	0.67 [1]	0.73 [1]	0.79 [1]
Net realized and unrealized gains (losses) on investments	(0.12)	0.25	0.63	0.05	(2.73)	0.75
Total from investment operations	0.23	0.96	1.36	0.72	(2.00)	1.54
Distributions to shareholders from
Net investment income	(0.43)	(0.72)	(0.75)	(0.49)	(0.71)	(0.81)
Tax basis return of capital	0.00	(0.14)	(0.04)	(0.32)	(0.39)	(0.31)
Total distributions to shareholders	(0.43)	(0.86)	(0.79)	(0.81)	(1.10)	(1.12)
Anti-dilutive effect of shares repurchased	0.00	0.00	0.00 [2]	0.00	0.00 [2]	0.01
Net asset value, end of period	$9.85	$10.05	$9.95	$9.38	$9.47	$12.57
Market value, end of period	$9.17	$9.44	$9.13	$8.70	$8.97	$13.34
Total return based on market value[3]	1.78%	13.36%	14.20%	5.74%	(25.38)%	34.28%
Ratios to average net assets (annualized)
Expenses*	2.93%	3.22%	3.58%	3.40%	1.64%	1.19%
Net investment income*	7.22%	7.14%	7.31%	6.88%	6.71%	6.14%
Supplemental data
Portfolio turnover rate	18%	33%	46%	42%	40%	47%
Net assets, end of period (000s omitted)	$276,269	$281,935	$279,083	$263,297	$265,673	$352,941
Borrowings outstanding, end of period (000s omitted)	$119,000	$119,000	$119,000	$119,000	$119,000	$139,000
Asset coverage per $1,000 of borrowing, end of period	$3,322	$3,369	$3,345	$3,213	$3,233	$3,539

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2026 (unaudited)	1.95%
Year ended October 31, 2025	2.22%
Year ended October 31, 2024	2.61%
Year ended October 31, 2023	2.44%
Year ended October 31, 2022	0.74%
Year ended October 31, 2021	0.32%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 33

Notes to financial statements (unaudited)
Notes to financial statements
1.ORGANIZATION
Allspring Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the
34 | Allspring Multi-Sector Income Fund

Notes to financial statements (unaudited)
participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $395,157,912 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$10,047,053
Gross unrealized losses	(11,284,244)
Net unrealized losses	$(1,237,191)
As of October 31, 2025, the Fund had capital loss carryforwards which consisted of $18,923,283 in short-term capital losses and $59,758,185 in long-term capital losses.
Allspring Multi-Sector Income Fund | 35

Notes to financial statements (unaudited)
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$158,497	$0	$158,497
Asset-backed securities	0	13,331,969	0	13,331,969
Common stocks
Energy	0	1,146,896	0	1,146,896
Health care	0	490,612	0	490,612
Corporate bonds and notes	0	177,694,053	0	177,694,053
Foreign corporate bonds and notes	0	33,042,582	0	33,042,582
Foreign government bonds	0	53,091,407	0	53,091,407
Loans	0	43,624,798	4,650,055	48,274,853
Non-agency mortgage-backed securities	0	21,231,234	0	21,231,234
Yankee corporate bonds and notes	0	37,342,117	0	37,342,117
Yankee government bonds	0	748,733	0	748,733
Short-term investments
Investment companies	7,367,768	0	0	7,367,768
Total assets	$7,367,768	$381,902,898	$4,650,055	$393,920,721
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance, beginning of period	Net Purchases	Net Sales/ Settlements	Accrued Discounts (Premiums)	Realized Gains (Losses)	Net Change in Unrealized gains (losses)	Transfers into Level 3	Transfers out of Level 3	Balance, end of period
Investments in:
Common stocks	$68,083	$0	$(54,786)	$0	$(345,984)	$332,687	$0	$0	$0
Loans	2,404,814	4,611,593	(432,464)	13,553	(729,894)	424,926	0	(1,642,473)	4,650,055
	$2,472,897	$4,611,593	$(487,250)	$13,553	$(1,075,878)	$757,613	$0	$(1,642,473)	$4,650,055
36 | Allspring Multi-Sector Income Fund

Notes to financial statements (unaudited)

Net Change in Unrealized Gains (Losses) on Investments Held at April 30, 2026
Investments in:
Common stocks	$0
Loans	(11,106)
$(11,106)
The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
Level 3 Security Types	Fair value at April 30, 2026	Valuation technique	Significant unobservable input	Weighted average	Range	Impact to valuation from an increase to input*
Loans	$4,650,055	Market Approach	Broker quotes	N/A	N/A	Increase/Decrease
* Unless otherwise noted, this column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended April 30, 2026.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended April 30, 2026 and year ended October 31, 2025, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2026, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2025, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.BORROWINGS
The Fund has borrowed $119,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $119,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a
Allspring Multi-Sector Income Fund | 37

Notes to financial statements (unaudited)
commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2026 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2026, the Fund had average borrowings outstanding of $119,000,000 (on an annualized basis) at an average interest rate of 4.53% and recorded interest in the amount of $2,672,889, which represents 1.95% of its average daily net assets (on an annualized basis). The maximum balance outstanding during the six months ended April 30, 2026 was $119,000,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended were $79,006,036 and $68,969,926, respectively.
8.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
10.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 24,2026	May 11,2026	June 1,2026	$0.07262
May 19,2026	June 11,2026	July 1,2026	0.07277
These distributions are not reflected in the accompanying financial statements.
38 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On February 2, 2026, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Isaiah Harris, Jr.
Shares voted “For”	21,317,018
Shares voted “Withhold”	718,550
Shares voted “Abstain”	768,140
Cindy Miller
Shares voted “For”	21,544,692
Shares voted “Withhold”	580,780
Shares voted “Abstain”	678,236
Olivia S. Mitchell
Shares voted “For”	21,242,072
Shares voted “Withhold”	934,697
Shares voted “Abstain”	626,939
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

Allspring Multi-Sector Income Fund | 39

Other information (unaudited)
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

40 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2029 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
Cindy J. Miller (Born 1960)	Trustee of all Trusts, since 2026
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc. Board Member FedEx Freight Holding Company, Inc.
Olivia S. Mitchell (Born 1953)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Multi-Sector Income Fund | 41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee of ETF Trust, since 2024; Audit Committee Chair of ETF Trust, since 2025 Trustee of all other Trusts, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee of all Trusts, since 2026
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee and Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 1996; Chair, since 2018
Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of
Minnesota, from 2007-2025. President and Chief Executive Officer of Southern Minnesota
Initiative Foundation, a non-profit organization, from 2007-2025. Co-Chair of the Committee for a
Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar
Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the
University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee and Nominating and Governance Committee Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee and Chair Liaison of ETF Trust, since 2024 Trustee of all other Trusts, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Multi-Sector Income Fund | 43

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President of all Trusts, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer of ETF Trust, since 2024 Treasurer of all other Trusts, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer of ETF Trust, since 2024 Chief Compliance Officer of all other Trusts, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer of ETF Trust, since 2024 Chief Legal Officer of all other Trusts, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

44 | Allspring Multi-Sector Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Multi-Sector Income Fund | 45

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05012026-twax2tnu 06-26
SAR143 04-26

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2025 to 11/30/2025	0	$0.00	0	1,402,690
12/1/2025 to 12/31/2025	0	0.00	0	1,402,690
1/1/2026 to 1/31/2026	0	0.00	0	1,402,690
2/1/2026 to 2/28/2026	0	0.00	0	1,402,690
3/1/2026 to 3/31/2026	0	0.00	0	1,402,690
4/1/2026 to 4/30/2026	0	0.00	0	1,402,690
Total	0	$0.00	0	1,402,690

On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Multi-Sector Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Multi-Sector Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Multi-Sector Income Fund

By:	/s/ John Kenney
John Kenney
President(Principal Executive Officer)

Date: June 24, 2026

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: June 24, 2026